Exhibit 10.8

WAIVER TO CREDIT AGREEMENT

LASALLE RETAIL FINANCE

Date: February 29, 2008

THIS WAIVER TO CREDIT AGREEMENT (this “Waiver”) is made to the Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) dated as of July 2, 2007 by and among:

AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.)), a California limited liability company, as agent for itself and the other Borrowers party thereto (in such capacity, the “Lead Borrower”);

THE BORROWERS now or hereafter party to the Credit Agreement;

THE FACILITY GUARANTORS now or hereafter party to the Credit Agreement;

LASALLE BUSINESS CREDIT, LLC, AS AGENT FOR LASALLE BANK

MIDWEST NATIONAL ASSOCIATION, ACTING THROUGH ITS DIVISION,

LASALLE RETAIL FINANCE, with offices at 100 Federal Street, 9th Floor, Boston,

Massachusetts 02110, as administrative agent (in such capacity, the “Administrative

Agent”) for its own benefit and the benefit of the other Credit Parties;

LASALLE BUSINESS CREDIT, LLC, AS AGENT FOR LASALLE BANK MIDWEST NATIONAL ASSOCIATION, ACTING THROUGH ITS DIVISION, LASALLE RETAIL FINANCE, with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as collateral agent (in such capacity, the “Collateral Agent”, and together with the Administrative Agent, individually an “Agent” and collectively, the “Agents”) for its own benefit and the benefit of the other Credit Parties;

WELLS FARGO RETAIL FINANCE, LLC, with offices at One Boston Place, 19th

Floor, Boston, Massachusetts 02108, as collateral monitoring agent (in such capacity, the

“Collateral Monitoring Agent”) for its own benefit and the benefit of the other Credit

Parties;

the LENDERS party to the Credit Agreement; and

LASALLE BANK NATIONAL ASSOCIATION, a national banking association with offices at 135 South LaSalle Street, Chicago, Illinois 60603, as Issuing Bank;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom. 1

The Lead Borrower has advised the Administrative Agent that certain Events of Default have occurred as a result of the Loan Parties’ failure to comply with certain financial performance covenants and other covenants with respect to delivery of financial statements and other information, as more particularly set forth on Exhibit A annexed hereto (collectively, the “Specified Events of Default”). The Lead Borrower has requested that the Administrative Agent and the Lenders waive the Specified Events of Default, and the Administrative Agent and the Lenders are willing to waive the Specified Events of Default, on the terms and conditions set forth herein.

Accordingly, it is hereby agreed as follows:

1. Waiver of Specified Events of Default. The Agents and the Required Lenders hereby waive the Specified Events of Default. The Loan Parties acknowledge and agree that:

(a) The foregoing waiver is a one-time waiver and shall not be deemed to constitute a waiver of any other Event of Default or a waiver of any other requirement of the Credit Agreement with respect to any other circumstance, including without limitation, any failure by the Loan Parties to comply with the financial performance covenants relating to Minimum Consolidated EBITDA and Capital Expenditures for any other period, or any other financial performance covenant.

(b) The consent and waiver provided above shall not take effect upon the execution of this Agreement, and shall only take effect upon satisfaction of each and all of the requirements of Section 2, below.

2. Conditions to Effectiveness. The Waiver provided in Section 1, above, shall be effective as of December 31, 2007 upon the fulfillment of the following conditions precedent:

(a) All action on the part of the Loan Parties necessary for the valid execution, delivery, and performance by the Loan Parties of this Waiver shall have been duly and effectively taken.

(b) The Administrative Agent shall have received an original copy of this Waiver duly executed and delivered by the Loan Parties, the Agents, and the Required Lenders.

(c) The Administrative Agent shall have received a copy of that certain Amendment No. 5 and Waiver with respect to the SOF Investments Loan (the “SOF Fifth Amendment”), duly executed by all parties thereto, pursuant to which SOF Investments shall have waived the defaults arising from the breaches by the Lead Borrower (as Borrower with respect to the SOF Investments Loan) of Section 6.11(a) and Section 6.12(a) of the “Credit Agreement” (as such term is defined in the SOF Fifth Amendment).

(d) The Administrative Agent shall have received, for the ratable benefit of the Lenders, a waiver fee in the amount of $25,000.00, which shall be fully earned on 2 the date hereof and shall not be subject to refund or rebate in whole or in part under any circumstance. The Administrative Agent is hereby authorized to make a Credit Extension to pay the waiver fee.

(e) The Administrative Agent shall have received reimbursement from the Loan Parties for all reasonable costs, expenses, and legal fees incurred by the Administrative Agent through February 29, 2008 in connection with the negotiation, preparation, and execution of this Waiver. Provided that the Administrative Agent shall have notified the Lead Borrower of the amount of such costs, expenses, and legal fees incurred through such date, the Administrative Agent is hereby authorized to make a Credit Extension to reimburse the Administrative Agent for such costs, expenses, and legal fees. Each of the Loan Parties acknowledges and agrees that additional statements for all reasonable costs, expenses, and legal fees incurred by the Administrative Agent in connection with the negotiation, preparation, and execution of this Waiver for periods after February 29, 2008 will be rendered and paid as set forth in the Credit Agreement.

3. Joinder to Loan Documents. Each Loan Party hereby agrees to work in good faith and use its best efforts to enter into an amendment to the Credit Agreement, which amendment may, among other things, effect a joinder by American Apparel, Inc. (f/k/a Endeavor Acquisition Corp.) to the Loan Documents, whereby American Apparel, Inc. (f/k/a Endeavor Acquisition Corp.) shall become a Facility Guarantor thereunder.

4. Representations and Warranties; Ratification of Loan Documents. In order to induce the Agents and the Lenders to enter into this Waiver, each Loan Party hereby represents and warrants that except for the Specified Events of Default, no Default or Event of Default by any Loan Party exists under the Credit Agreement or under any other Loan Document. Except as expressly provided in this Waiver, all terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. The Loan Parties hereby ratify, confirm, and re-affirm all terms and provisions of the Loan Documents, except that any representation or warranty made as of a specific date shall be true and correct only as of the date so specified.

5. Acknowledgement of Obligations. Each of the Loan Parties hereby acknowledges and agrees that there is no basis nor set of facts on which any amount (or any portion thereof) owed by the Loan Parties under the Credit Agreement and the Loan Documents could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, offset, or defense (or other right, remedy, or basis having a similar effect) available to any of the Loan Parties with regard thereto; nor is there any basis on which the terms and conditions of any of the Obligations could be claimed to be other than as stated on the written instruments which evidence such Obligations.

6. Waiver of Claims and Release. Each of the Loan Parties hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Agents, the Lenders, or their respective parents, affiliates, predecessors, successors, or assigns, or their officers, directors, employees, attorneys, or representatives, with respect to the 3

Obligations, or otherwise, and that if any of the Loan Parties now has, or ever did have, any offsets, defenses, claims, or counterclaims against such Persons, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Waiver, all of them are hereby expressly WAIVED, and each of the Loan Parties hereby RELEASES such Persons from any liability therefor.

7. Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their representatives, successors and assigns.

8. Multiple Counterparts. This Waiver may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument.

9. Governing Law. This Waiver shall be construed, governed, and enforced pursuant to the laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of laws.

10. Loan Document. This Waiver shall constitute a Loan Document for all purposes. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

[signature pages follow] 4

IN WITNESS WHEREOF, the parties hereto have duly executed this Waiver as of the date above first written. This Waiver is intended to take effect as a sealed instrument.

AMERICAN APPAREL (USA), LLC,

as Lead Borrower and as a Borrower

By: /s/ Ken Cieply

Name: Ken Cieply

Title: CEO

AMERICAN APPAREL RETAIL, INC.,

as a Borrower

By: /s/ Ken Cieply

Name: Ken Cieply

Title: CEO

AMERICAN APPAREL DYEING &

FINISHING, INC., as a Borrower

By: /s/ Ken Cieply

Name: Ken Cieply

Title: CEO

KCL KNITTING, LLC, as a Borrower

By: American Apparel (USA), LLC, its sole member

By: /s/ Ken Cieply

Name: Ken Cieply

Title: CEO

Signature Page to Waiver to Credit Agreement

AMERICAN APPAREL, LLC, as a Facility Guarantor

By: American Apparel (USA), LLC, its sole member

By: /s/ Ken Cieply

Name: Ken Cieply

Title: CEO

FRESH

AIR FREIGHT, INC., as a

Facility Guarantor

By: /s/ Ken Cieply

Name: Ken Cieply

Title: CEO

Signature Page to Waiver to Credit Agreement

LASALLE BUSINESS CREDIT, LLC,

As Agent for LaSalle Bank Midwest National

Association, acting through its division,

LaSalle Retail Finance, as Administrative

Agent, as Collateral Agent, as Swingline

Lender and as Lender

By: /s/ Stephen J. Garvin

Name: Stephen J. Garvin

Title: Vice President

LASALLE BANK NATIONAL ASSOCIATION,

as Issuing Bank

By: /s/ Stephen J. Garvin

Name: Stephen J. Garvin

Title: Vice President

Signature Page to Waiver to Credit Agreement

WELLS FARGO RETAIL FINANCE, LLC,

as Collateral Monitoring Agent and as a Lender

By: /s/ Emily Abrahamson

Name: Emily Abrahamson

Title: Assistant Vice President/Account Executive

Signature Page to Waiver to Credit Agreement

NATIONAL CITY BUSINESS CREDIT, INC.,

as a Lender

By: /s/ Kathryn C. Ellero

Name: Kathryn C. Ellero

Title: Vice President

Signature Page to Waiver to Credit Agreement

Exhibit A

Specified Events of Default

1. The Loan Parties have failed to comply with Section 2 of Exhibit M to the Credit

Agreement: Capital Expenditures for the Fiscal Year ending December 31, 2007:

Covenant

Actual

Not more than $25,000,000.00

$27,281,724.00

Such failure constitutes an Event of Default under Section 7.01(d) of the Credit Agreement.

2. The Loan Parties have failed to comply with Section 4 of Exhibit M to the Credit

Agreement: Consolidated Fixed Charge Coverage Ratio for the Fiscal Quarter ending December

31, 2007:

Covenant

Actual

Not less than 1.00 to 1.00

0.74 to 1.00

Such failure constitutes an Event of Default under Section 7.01(d) of the Credit Agreement.

3. The Loan Parties have failed to deliver the financial statements for the Fiscal Month ending December 31, 2007, which are required to be delivered pursuant to Section 5.01(b) of the

Credit Agreement. Such failure constitutes an Event of Default under Section 7.01(e) of the

Credit Agreement.

4. The Loan Parties have failed to deliver the budget by month for the Fiscal Year commencing January 1, 2008, which is required to be delivered pursuant to Section 5.01(d) of the Credit Agreement. Such failure constitutes an Event of Default under Section 7.01(e) of the Credit Agreement.

1061748.10

Exhibit A to Waiver to Credit Agreement